Principal Exchange-Traded Funds
Supplement dated March 12, 2021
to the Statement of Additional Information dated November 1, 2020
(as previously supplemented)
This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

LEADERSHIP STRUCTURE AND BOARD

In the Board Member and Officer Compensation section, delete the first sentence of the first paragraph and replace with the following:

The Fund Complex does not pay any remuneration to its officers or to any Board Members listed above as Interested Board Members.

INVESTMENT ADVISORY AND OTHER SERVICES

In the Brokerage on Purchases and Sales of Securities section after the Total Brokerage Commissions Paid table, replace the second paragraph with the following:

Brokerage commissions from the portfolio transactions effected for the Funds were paid to brokers affiliated with PGI or such Fund's Sub-Advisors for the fiscal years ended June 30 as follows:

Fund	Sub-Advisor Employed by the Fund Complex	Affiliated Broker Receiving Commissions	2020 Fund's Total Commissions Paid	% of Fund's Total Commissions	% of Dollar Amount of Fund's Commissionable Transactions
Principal Spectrum Tax-Advantaged Dividend Active ETF
	Principal Financial Group	SAMI Brokerage LLC	2,682	100%	100%
Total			$2,682	100%	100%

None of the Funds paid brokerage commissions to brokers affiliated with PGI or such Fund’s Sub-Advisors for the fiscal years ended June 30, 2019 or June 30, 2018.